POWER OF ATTORNEY FOR SIGNATURE

The undersigned constitutes Truman S. Casner, Harold W. Cogger, Nancy L. Conlin, Ellen Harrington, Timothy J. Jacoby, Peter L. Lydecker, Michael H. Koonce, Peter MacDougall, John Reading and Arthur O. Stern individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee or officer of certain mutual funds for which Colonial Investment Services, Inc. serves as principal underwriter or Colonial Management Associates, Inc. serves as investment manager or administrator (Colonial Mutual Funds), or of the LFC Utilities Trust (LFC Trust). This Power of Attorney supercedes any and all Power of Attorney's previously executed by me, authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of any or all Colonial Mutual Funds or the LFC Trust, with the Securities and Exchange Commission and I request that this Power of Attorney then constitute authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for the Colonial Mutual Funds and the LFC Trust.

In witness, I have signed this Power of Attorney on this 4th day of February, 1997.

                                              Robert J. Birnbaum


                         POWER OF ATTORNEY FOR SIGNATURE

The undersigned constitutes Truman S. Casner, Harold W. Cogger, Nancy L. Conlin, Ellen Harrington, Timothy J. Jacoby, Peter L. Lydecker, Michael H. Koonce, Peter MacDougall, John Reading and Arthur O. Stern individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee or officer of certain mutual funds for which Colonial Investment Services, Inc. serves as principal underwriter or Colonial Management Associates, Inc. serves as investment manager or administrator (Colonial Mutual Funds), or of the LFC Utilities Trust (LFC Trust). This Power of Attorney supercedes any and all Power of Attorney's previously executed by me, authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of any or all Colonial Mutual Funds or the LFC Trust, with the Securities and Exchange Commission and I request that this Power of Attorney then constitute authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for the Colonial Mutual Funds and the LFC Trust.

In witness, I have signed this Power of Attorney on this 4th day of February, 1997.

                                           Tom Bleasdale


                         POWER OF ATTORNEY FOR SIGNATURE

The undersigned constitutes Truman S. Casner, Harold W. Cogger, Nancy L. Conlin, Ellen Harrington, Timothy J. Jacoby, Peter L. Lydecker, Michael H. Koonce, Peter MacDougall, John Reading and Arthur O. Stern individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee or officer of certain mutual funds for which Colonial Investment Services, Inc. serves as principal underwriter or Colonial Management Associates, Inc. serves as investment manager or administrator (Colonial Mutual Funds), or of the LFC Utilities Trust (LFC Trust). This Power of Attorney supercedes any and all Power of Attorney's previously executed by me, authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of any or all Colonial Mutual Funds or the LFC Trust, with the Securities and Exchange Commission and I request that this Power of Attorney then constitute authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for the Colonial Mutual Funds and the LFC Trust.

In witness, I have signed this Power of Attorney on this 4th day of February, 1997.

                                      Lora S. Collins


                         POWER OF ATTORNEY FOR SIGNATURE

The undersigned constitutes Truman S. Casner, Harold W. Cogger, Nancy L. Conlin, Ellen Harrington, Timothy J. Jacoby, Peter L. Lydecker, Michael H. Koonce, Peter MacDougall, John Reading and Arthur O. Stern individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee or officer of certain mutual funds for which Colonial Investment Services, Inc. serves as principal underwriter or Colonial Management Associates, Inc. serves as investment manager or administrator (Colonial Mutual Funds), or of the LFC Utilities Trust (LFC Trust). This Power of Attorney supercedes any and all Power of Attorney's previously executed by me, authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of any or all Colonial Mutual Funds or the LFC Trust, with the Securities and Exchange Commission and I request that this Power of Attorney then constitute authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for the Colonial Mutual Funds and the LFC Trust.

In witness, I have signed this Power of Attorney on this 4th day of February, 1997.
                                  James E. Grinnell


                         POWER OF ATTORNEY FOR SIGNATURE

The undersigned constitutes Truman S. Casner, Harold W. Cogger, Nancy L. Conlin, Ellen Harrington, Timothy J. Jacoby, Peter L. Lydecker, Michael H. Koonce, Peter MacDougall, John Reading and Arthur O. Stern individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee or officer of certain mutual funds for which Colonial Investment Services, Inc. serves as principal underwriter or Colonial Management Associates, Inc. serves as investment manager or administrator (Colonial Mutual Funds), or of the LFC Utilities Trust (LFC Trust). This Power of Attorney supercedes any and all Power of Attorney's previously executed by me, authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of any or all Colonial Mutual Funds or the LFC Trust, with the Securities and Exchange Commission and I request that this Power of Attorney then constitute authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for the Colonial Mutual Funds and the LFC Trust.

In witness, I have signed this Power of Attorney on this 4th day of February, 1997.

                                       William D. Ireland, Jr.


                         POWER OF ATTORNEY FOR SIGNATURE

The undersigned constitutes Truman S. Casner, Harold W. Cogger, Nancy L. Conlin, Ellen Harrington, Timothy J. Jacoby, Peter L. Lydecker, Michael H. Koonce, Peter MacDougall, John Reading and Arthur O. Stern individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee or officer of certain mutual funds for which Colonial Investment Services, Inc. serves as principal underwriter or Colonial Management Associates, Inc. serves as investment manager or administrator (Colonial Mutual Funds), or of the LFC Utilities Trust (LFC Trust). This Power of Attorney supercedes any and all Power of Attorney's previously executed by me, authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of any or all Colonial Mutual Funds or the LFC Trust, with the Securities and Exchange Commission and I request that this Power of Attorney then constitute authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for the Colonial Mutual Funds and the LFC Trust.

In witness, I have signed this Power of Attorney on this 4th day of February, 1997.

                                        Richard W. Lowry


                         POWER OF ATTORNEY FOR SIGNATURE

The undersigned constitutes Truman S. Casner, Harold W. Cogger, Nancy L. Conlin, Ellen Harrington, Timothy J. Jacoby, Peter L. Lydecker, Michael H. Koonce, Peter MacDougall, John Reading and Arthur O. Stern individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee or officer of certain mutual funds for which Colonial Investment Services, Inc. serves as principal underwriter or Colonial Management Associates, Inc. serves as investment manager or administrator (Colonial Mutual Funds), or of the LFC Utilities Trust (LFC Trust). This Power of Attorney supercedes any and all Power of Attorney's previously executed by me, authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of any or all Colonial Mutual Funds or the LFC Trust, with the Securities and Exchange Commission and I request that this Power of Attorney then constitute authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for the Colonial Mutual Funds and the LFC Trust.

In witness, I have signed this Power of Attorney on this 4th day of February, 1997.


                                        William E. Mayer



                         POWER OF ATTORNEY FOR SIGNATURE

The undersigned constitutes Truman S. Casner, Harold W. Cogger, Nancy L. Conlin, Ellen Harrington, Timothy J. Jacoby, Peter L. Lydecker, Michael H. Koonce, Peter MacDougall, John Reading and Arthur O. Stern individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee or officer of certain mutual funds for which Colonial Investment Services, Inc. serves as principal underwriter or Colonial Management Associates, Inc. serves as investment manager or administrator (Colonial Mutual Funds), or of the LFC Utilities Trust (LFC Trust). This Power of Attorney supercedes any and all Power of Attorney's previously executed by me, authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of any or all Colonial Mutual Funds or the LFC Trust, with the Securities and Exchange Commission and I request that this Power of Attorney then constitute authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for the Colonial Mutual Funds and the LFC Trust.

In witness, I have signed this Power of Attorney on this 4th day of February, 1997.

                                       James L. Moody, Jr.


                         POWER OF ATTORNEY FOR SIGNATURE

The undersigned constitutes Truman S. Casner, Harold W. Cogger, Nancy L. Conlin, Ellen Harrington, Timothy J. Jacoby, Peter L. Lydecker, Michael H. Koonce, Peter MacDougall, John Reading and Arthur O. Stern individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee or officer of certain mutual funds for which Colonial Investment Services, Inc. serves as principal underwriter or Colonial Management Associates, Inc. serves as investment manager or administrator (Colonial Mutual Funds), or of the LFC Utilities Trust (LFC Trust). This Power of Attorney supercedes any and all Power of Attorney's previously executed by me, authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of any or all Colonial Mutual Funds or the LFC Trust, with the Securities and Exchange Commission and I request that this Power of Attorney then constitute authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for the Colonial Mutual Funds and the LFC Trust.

In witness, I have signed this Power of Attorney on this 4th day of February, 1997.

                                       John J. Neuhauser


                         POWER OF ATTORNEY FOR SIGNATURE

The undersigned constitutes Truman S. Casner, Harold W. Cogger, Nancy L. Conlin, Ellen Harrington, Timothy J. Jacoby, Peter L. Lydecker, Michael H. Koonce, Peter MacDougall, John Reading and Arthur O. Stern individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee or officer of certain mutual funds for which Colonial Investment Services, Inc. serves as principal underwriter or Colonial Management Associates, Inc. serves as investment manager or administrator (Colonial Mutual Funds), or of the LFC Utilities Trust (LFC Trust). This Power of Attorney supercedes any and all Power of Attorney's previously executed by me, authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of any or all Colonial Mutual Funds or the LFC Trust, with the Securities and Exchange Commission and I request that this Power of Attorney then constitute authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for the Colonial Mutual Funds and the LFC Trust.

In witness, I have signed this Power of Attorney on this 5th day of February, 1997.

                                       George L. Shinn


                         POWER OF ATTORNEY FOR SIGNATURE

The undersigned constitutes Truman S. Casner, Harold W. Cogger, Nancy L. Conlin, Ellen Harrington, Timothy J. Jacoby, Peter L. Lydecker, Michael H. Koonce, Peter MacDougall, John Reading and Arthur O. Stern individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee or officer of certain mutual funds for which Colonial Investment Services, Inc. serves as principal underwriter or Colonial Management Associates, Inc. serves as investment manager or administrator (Colonial Mutual Funds), or of the LFC Utilities Trust (LFC Trust). This Power of Attorney supercedes any and all Power of Attorney's previously executed by me, authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of any or all Colonial Mutual Funds or the LFC Trust, with the Securities and Exchange Commission and I request that this Power of Attorney then constitute authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for the Colonial Mutual Funds and the LFC Trust.

In witness, I have signed this Power of Attorney on this 5th day of February, 1997.

                                       Robert L. Sullivan


                         POWER OF ATTORNEY FOR SIGNATURE

The undersigned constitutes Truman S. Casner, Harold W. Cogger, Nancy L. Conlin, Ellen Harrington, Timothy J. Jacoby, Peter L. Lydecker, Michael H. Koonce, Peter MacDougall, John Reading and Arthur O. Stern individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, any and all registration statements and any and all amendments to the registration statements filed under the Securities Act of 1933 or the Investment Company Act of 1940 with the Securities and Exchange Commission for the purpose of complying with such registration requirements in my capacity as a trustee or officer of certain mutual funds for which Colonial Investment Services, Inc. serves as principal underwriter or Colonial Management Associates, Inc. serves as investment manager or administrator (Colonial Mutual Funds), or of the LFC Utilities Trust (LFC Trust). This Power of Attorney supercedes any and all Power of Attorney's previously executed by me, authorizes the above individuals to sign my name and will remain in full force and effect until specifically rescinded by me.

I specifically permit this Power of Attorney to be filed, as an exhibit to a registration statement or amendment to a registration statement of any or all Colonial Mutual Funds or the LFC Trust, with the Securities and Exchange Commission and I request that this Power of Attorney then constitute authority to sign additional amendments and registration statements by virtue of its incorporation by reference into the registration statements and amendments for the Colonial Mutual Funds and the LFC Trust.

In witness, I have signed this Power of Attorney on this 5th day of February, 1997.

                                       Sinclair Weeks, Jr.